SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

JOHNSON OUTDOORS INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:
2.	Aggregate number of securities to which transaction applies:
3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
4.	Proposed maximum aggregate value of transaction:
5.	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:
2.	Form, Schedule or Registration Statement No.:
3.	Filing Party:
4.	Date Filed:

Filed by Johnson Outdoors Inc.

        On March 11, 2005, Johnson Outdoors Inc. (the "Company") sent a letter to shareholders of the Company (the "Shareholder Letter"), respecting the Agreement and Plan of Merger providing for the merger of JO Acquisition Corp., a Wisconsin corporation, with and into the Company. Under the terms of the proposed merger, public shareholders of Johnson Outdoors would receive cash for their shares, and the members of the Johnson family would acquire 100% ownership of Johnson Outdoors. A copy of the Shareholder Letter follows as part of this filing under Rule 14a-6 of the Securities Exchange Act of 1934, as amended.

March 11, 2005

Dear Johnson Outdoors Shareholder:

You should have received proxy materials from Johnson Outdoors Inc. regarding the Company’s important Special Meeting of shareholders to be held on March 22, 2005 at 9:30 a.m. at the Racine Marriott Hotel. The purpose of the meeting is to consider the proposed merger between Johnson Outdoors and JO Acquisition Corp., pursuant to which the members of the Johnson family would acquire 100% ownership of the company. The Board of Directors believes that the proposed merger, including the merger consideration of $20.10 per share, is fair to and in the best interests of the Company’s shareholders and recommends that shareholders vote FOR approval of the merger agreement.

NOT VOTING YOUR SHARES IS THE SAME AS VOTING
AGAINST THE MERGER.

IF THE MERGER IS NOT APPROVED, YOU WILL NOT RECEIVE
THE GUARANTEED CASH VALUE OF $20.10 PER SHARE
FOR THE SHARES YOU HOLD.

Among other required votes, approval of the merger agreement requires the affirmative vote of 66 2/3% of the votes entitled to be cast at the special meeting by shareholders other than members of the Johnson family or their associates or their affiliates.

FOR ALL OF THESE REASONS, YOUR VOTE IS VERY IMPORTANT
NO MATTER HOW MANY OR FEW SHARES YOU OWN!

Please vote TODAY by telephone, via the Internet, or by signing, dating and returning the enclosed proxy card in the envelope provided.

Sincerely,

/s/ Alisa Swire

Alisa Swire
Secretary

If you have any questions, please contact:
INNISFREE M&A INCORPORATED
Shareholders Call Toll-Free: (877) 825-8964Banks &
Brokers Call Collect: (212) 750-5833

PLEASE REPLY TODAY!
SEE REVERSE SIDE FOR THREE EASY WAYS TO GIVE
VOTING INSTRUCTIONS FOR 401K SHARES!
THANK YOU FOR REPLYING TODAY!

TO PROVIDE INSTRUCTIONS BY MAIL, PLEASE DETACH CARD HERE AND RETURN IN THE ENVELOPE PROVIDED

JOHNSON OUTDOORS INC.
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MARCH 22, 2005

THIS INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF
DIRECTORS OF JOHNSON OUTDOORS INC.

These are instructions to Mercer Human Resource Services as Trustee for the
Johnson Outdoors Inc. Retirement and Savings Plan
(These instructions must be received by March 14, 2005)

The undersigned Participant in the Johnson Outdoors Inc. Retirement and Savings Plan hereby requests and instructs Mercer Human Resource Services, as Trustee, to vote or cause to be voted the amount of shares of Johnson Outdoors Inc. Class A common stock held by the undersigned Participant through the Plan as of the close of business on February 14, 2005 (the Record Date) at the Special Meeting of shareholders of Johnson Outdoors Inc. to be held on March 22, 2005, at 9:30 a.m., Central time, at the Racine Marriott, Grand Ballroom, located at 7111 West Washington Avenue (Highway 20), Racine, Wisconsin 53406, and at any postponement or adjournment thereof in accordance with the instructions on the reverse side of the instruction card.

The Board of Directors recommends a vote FOR Items 1 and 2.

These instructions when properly executed will ensure shares are voted in the manner directed herein by the undersigned Participant. The Trustee will keep your instructions confidential. Important—If voting instructions are not provided by the date indicated, your shares will be voted proportionate to voted shares received by that date. With respect to any other matter that properly comes before the meeting, the Trustee is authorized to vote the shares held by the Plan as directed by Johnson Outdoors Inc.

The undersigned acknowledges receipt of the notice of said Special Meeting and the accompanying proxy statement.

(Continued and to be signed on reverse side)

SEE REVERSE SIDE

PLEASE TAKE A MOMENT NOW TO INDICATE HOW YOUR
SHARES SHOULD BE VOTED

PLEASE REVIEW THE PROXY STATEMENT AND PROVIDE INSTRUCTIONS
TODAY ON HOW TO VOTE YOUR SHARES IN ONE OF THREE WAYS:

1.     By Phone—Call toll-free in the U.S. or Canada at 1-866-242-2690, on a touch-tone telephone. If outside the U.S. or Canada, call 1-610-993-0190. Please follow the simple instructions.

OR

2.     By Internet—Access https://www.proxyvotenow.com/joi, and follow the simple instructions. Please note, you must type an “s” after http.

[GRAPHIC OMITTED]

You may provide voting instructions by telephone or Internet 24 hours a day 7 days a week.
Your telephone or Internet instruction authorizes the Trustee to vote your shares in same manner as if you had marked, signed and returned an instruction card. If you authorized the Trustee to vote your shares by telephone or via the Internet, please do not mail your instruction card.

OR

3.     By Mail—If you do not wish to provide voting instructions by telephone or over the Internet, please complete, sign, date and return the instruction card in the envelope provided, or mail to: Johnson Outdoors Inc., c/o Innisfree M&A Incorporated, FDR Station, P.O. Box 5154, New York, NY 10150-5154.

TO PROVIDE INSTRUCTIONS BY MAIL, PLEASE DETACH CARD HERE AND RETURN IN THE ENVELOPE PROVIDED

Please mark your
votes as in this example
using dark ink only.

[X]

JOHNSON OUTDOORS INC.
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MARCH 22, 2005

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN

1. To approve the Agreement and Plan of Merger, dated as of October 28, 2004, by and between JO Acquisition Corp. and Johnson Outdoors Inc.	[_]	[_]	[_]	2. To adjourn the Special Meeting if necessary to permit further solicitation of proxies in the event there are not sufficient votes at the time of the Special Meeting to approve the Agreement and Plan of Merger referred to in Item 1.	[_]	[_]	[_]

Date ____________________, 2005

_____________________________________________________ Signature

_____________________________________________________ Signature (if jointly held)

NOTE: Please sign exactly as your name appears on the left.
Joint owners should each sign personally. A corporation should sign full corporate name by duly authorized officers and affix corporate seal, if any. When signing as attorney, executor, administrator, trustee or guardian, give full title as such.

PLEASE VOTE, SIGN, DATE AND MAIL THIS INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE OR FOLLOW THE INSTRUCTIONS ABOVE TO DIRECT THE TRUSTEE HOW TO VOTE YOUR SHARES BY TELEPHONE OR VIA THE INTERNET.

PLEASE VOTE TODAY!
SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE.
THANK YOU FOR VOTING!

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE AND RETURN IN THE ENVELOPE PROVIDED

PROXY

JOHNSON OUTDOORS INC.
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MARCH 22, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF JOHNSON OUTDOORS INC.

The undersigned constitutes and appoints PAUL A. LEHMANN and JERVIS B. PERKINS, and each of them, each with full power to act without the other, and each with full power of substitution, the true and lawful proxies of the undersigned, to represent and vote, as designated below and in their discretion upon such other business as may properly come before the Special Meeting or any adjournment or postponement thereof, all shares of Class A common stock and Class B common stock of Johnson Outdoors Inc. that the undersigned is entitled to vote at the Special Meeting of shareholders of such corporation to be held at the Racine Marriott, Grand Ballroom, located at 7111 West Washington Avenue (Highway 20), Racine, Wisconsin 53406, on March 22, 2005, at 9:30 a.m., Central time, and at any adjournment or postponement thereof.

The Board of Directors recommends a vote FOR Items 1 and 2.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If you fail to vote your shares by not returning this proxy card and not voting by telephone or via the Internet, this has the same effect as a vote AGAINST Item 1, but has no effect on Item 2. If you submit a proxy without giving voting instructions, the proxies will vote your proxy FOR Item 1 and Item 2. The proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

The undersigned acknowledges receipt of the notice of said Special Meeting and the accompanying proxy statement.

(Continued and to be signed on reverse side)

SEE REVERSE SIDE

YOUR VOTE IS IMPORTANT

Please take a moment now to vote your shares of Johnson Outdoors Inc.
common stock for the upcoming Special Meeting of Shareholders.

PLEASE REVIEW THE PROXY STATEMENT
AND VOTE TODAY IN ONE OF THREE WAYS:

1.     Vote by Telephone—Call toll-free in the U.S. or Canada at 1-866-242-2690, on a touch-tone telephone. If outside the U.S. or Canada, call 1-610-993-0190. Please follow the simple instructions.

OR

2.     Vote by Internet—Access https://www.proxyvotenow.com/joi, and follow the simple instructions. Please note, you must type an “s” after http.

[GRAPHIC OMITTED]

You may vote by telephone or Internet 24 hours a day 7 days a week.
Your telephone or Internet vote authorizes the named proxies to vote your shares in same manner as if you had marked, signed and returned a proxy card. If you vote by telephone or via the Internet, please do not mail your proxy card.

OR

3.     Vote by Mail—If you do not wish to vote by telephone or over the Internet, please complete, sign, date and return the proxy card in the envelope provided, or mail to: Johnson Outdoors Inc., c/o Innisfree M&A Incorporated, FDR Station, P.O. Box 5154, New York, NY 10150-5154.

TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE AND RETURN IN THE ENVELOPE PROVIDED

Please mark your
votes as in this example
using dark ink only.

[X]

JOHNSON OUTDOORS INC.
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MARCH 22, 2005

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN

1. To approve the Agreement and Plan of Merger, dated as of October 28, 2004, by and between JO Acquisition Corp. and Johnson Outdoors Inc.	[_]	[_]	[_]	2. To adjourn the Special Meeting if necessary to permit further solicitation of proxies in the event there are not sufficient votes at the time of the Special Meeting to approve the Agreement and Plan of Merger referred to in Item 1.	[_]	[_]	[_]

Date ____________________, 2005

_____________________________________________________ Signature

_____________________________________________________ Signature (if jointly held)

NOTE: Please sign exactly as your name appears on the left.
Joint owners should each sign personally. A corporation should sign full corporate name by duly authorized officers and affix corporate seal, if any. When signing as attorney, executor, administrator, trustee or guardian, give full title as such.

PLEASE VOTE, SIGN, DATE AND MAIL THIS INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE OR FOLLOW THE INSTRUCTIONS ABOVE TO DIRECT THE TRUSTEE HOW TO VOTE YOUR SHARES BY TELEPHONE OR VIA THE INTERNET.